Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

THE BANK OF NEW YORK

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF April 11, 2006

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 1, 2001.

FUND	PORTFOLIO	EFFECTIVE AS OF:

Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom Income Fund	July 22, 2003
	Fidelity Advisor Freedom 2005 Fund	October 31, 2003
	Fidelity Advisor Freedom 2010 Fund	July 22, 2003
	Fidelity Advisor Freedom 2015 Fund	October 31, 2003
	Fidelity Advisor Freedom 2020 Fund	July 22, 2003
	Fidelity Advisor Freedom 2025 Fund	October 31, 2003
	Fidelity Advisor Freedom 2030 Fund	July 22, 2003
	Fidelity Advisor Freedom 2035 Fund	October 31, 2003
	Fidelity Advisor Freedom 2040 Fund	July 22, 2003
	Fidelity Freedom Income Fund	July 1, 2001
	Fidelity Freedom 2000 Fund	July 1, 2001
	Fidelity Freedom 2005 Fund	October 31, 2003
	Fidelity Freedom 2010 Fund	July 1, 2001
	Fidelity Freedom 2015 Fund	October 31, 2003
	Fidelity Freedom 2020 Fund	July 1, 2001
	Fidelity Freedom 2025 Fund	October 31, 2003
	Fidelity Freedom 2030 Fund	July 1, 2001
	Fidelity Freedom 2035 Fund	October 31, 2003
	Fidelity Freedom 2040 Fund	July 1, 2001
Fidelity Advisor Series II	Fidelity Advisor Government Investment Fund	July 1, 2001
	Fidelity Advisor Floating Rate High Income Fund	July 1, 2001
	Fidelity Advisor High Income Fund	July 1, 2001
	Fidelity Advisor High Income Advantage Fund	July 1, 2001
	Fidelity Advisor Intermediate Bond Fund	July 1, 2001
	Fidelity Advisor Mortgage Securities Fund	July 1, 2001
	Fidelity Advisor Short Fixed-Income Fund	July 1, 2001
	Fidelity Advisor Strategic Income Fund	July 1, 2001
Fidelity Advisor Series IV	Fidelity Institutional Short-Intermediate Government Fund	July 1, 2001
	Fidelity Real Estate High Income Fund	July 1, 2001
Boston Street Trust	Fidelity Target Timeline 2003	July 1, 2001
Fidelity Commonwealth Trust	Fidelity Intermediate Bond Fund	July 1, 2001
Fidelity Concord Street Trust	Fidelity U.S. Bond Index Fund	July 1, 2001
	Spartan Intermediate Treasury Bond Index Fund	December 13, 2005
Fidelity Concord Street Trust	Spartan Long-Term Treasury Bond Index Fund	December 13, 2005
	Spartan Short-Term Treasury Bond Index Fund	December 13, 2005
Colchester Street Trust	Prime Money Market Portfolio	July 1, 2001
	Money Market Portfolio	July 1, 2001
	Government Portfolio	July 1, 2001
	Treasury Portfolio	July 1, 2001
	Treasury Only Portfolio	July 1, 2001
Fidelity Fixed-Income Trust	Fidelity Short-Term Bond Fund	July 1, 2001
	Spartan Government Income Fund	July 1, 2001
	Fidelity High Income Fund	July 1, 2001
Fidelity Income Fund	Fidelity Ginnie Mae Fund	July 1, 2001
	Fidelity Government Income Fund	July 1, 2001
	Fidelity Intermediate Government Income Fund	July 1, 2001
Fidelity Oxford Street Trust	Fidelity Four-in-One Index Fund	July 1, 2001
Fidelity Phillips Street Trust	Fidelity Cash Reserves	July 1, 2001
Fidelity Select Portfolios	Money Market Portfolio	July 1, 2001
Fidelity Summer Street Trust	Fidelity Capital & Income Fund	July 1, 2001
Fidelity School Street Trust:	Fidelity Strategic Income Fund	July 1, 2001
Newbury Street Trust	Prime Fund - Daily Money Class	July 1, 2001
	Prime Fund - Capital Reserves Class	July 1, 2001
	Treasury Fund - Daily Money Class	July 1, 2001
	Treasury Fund - Advisor B Class	July 1, 2001
	Treasury Fund - Advisor C Class	July 1, 2001
	Treasury Fund - Capital Reserves Class	July 1, 2001
Variable Insurance Products Fund	High Income Portfolio	July 1, 2001
	Money Market Portfolio	July 1, 2001
Variable Insurance Products Fund II	Investment Grade Bond Portfolio	July 1, 2001

Variable Insurance Products Fund IV	FundsManager 20% Portfolio	April 11, 2006
	FundsManager 50% Portfolio	April 11, 2006
	FundsManager 70% Portfolio	April 11, 2006
	FundsManager 85% Portfolio	April 11, 2006

The addition of the following funds:

1. Variable Insurance Products Fund IV: FundsManager 20% Portfolio.

2. Variable Insurance Products Fund IV: FundsManager 50% Portfolio.

3. Variable Insurance Products Fund IV: FundsManager 70% Portfolio.

4. Variable Insurance Products Fund IV: FundsManager 85% Portfolio.

Each of the Investment Companies listed on this Appendix "A", on behalf of each of their respective Portfolios	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	The Bank of New York

By:/s/John Costello		By: /s/Bruce Baumann
Name: John Costello		Name: Bruce Baumann
Title: Asst. Treasurer		Title: Vice President